UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2020

Vaccinex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38624	16-1603202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1895 Mount Hope Avenue, Rochester, New York		14620
(Address of principal executive offices)		(Zip Code)

(585) 271-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VCNX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2020, Vaccinex, Inc. (the “Company”) announced that the Company’s Board of Directors (the “Board”) appointed Robert Scala, age 52, to serve as the Company’s Chief Commercial Officer, effective September 1, 2020. Prior to joining the Company, Mr. Scala served as the Vice President, Business Planning & Commercial Operations for DBV Technologies, a biotech start-up focused on immunotherapies for food allergies, from October 2017 to July 2020. Mr. Scala also previously served as the Vice President, Business Planning and Commercial Operations for Radius Health, a biopharmaceutical company focused on developing endocrine therapeutics, from November 2015 to October 2017 and as Executive Director, Commercial Development and Global Marketing for EISAI Pharmaceuticals, a pharmaceutical company, from July 2011 to November 2015. Mr. Scala has no family relationship with any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Scala’s appointment and upon his becoming an executive officer, he will receive an annual base salary of $320,004 and will be eligible to receive an annual cash bonus with a target amount equal to 30% of his base salary. Mr. Scala will also receive an award under the Company’s 2018 Omnibus Incentive Plan consisting of an option to purchase 50,000 shares of Common Stock at an exercise price per share equal to the closing value of the Company’s stock on August 31, 2020. The options will vest one-fourth on each of the first four anniversaries of September  1, 2020.

The description of the option award is qualified in its entirety by reference to the Form of Incentive Stock Option Agreement under the Company’s 2018 Omnibus Incentive Plan filed as Exhibit 10.7 to the Company’s Registration Statement on Form S-1 filed on July 23, 2018, which is  hereby incorporated by reference into this Item 5.02.

The Company issued a press release on August 27, 2020, announcing this appointment. The press release is attached and filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Exhibit Description

99.1	Press Release dated August 27, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACCINEX, INC.

Date: August 27, 2020	By:	/s/ Scott E. Royer
Scott E. Royer
Chief Financial Officer